UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2023

SpartanNash Company

(Exact name of Registrant as Specified in Its Charter)

Michigan	000-31127	38-0593940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 76th Street, S.W. P.O. Box 8700
Grand Rapids, Michigan		49518-8700
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (616) 878-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SPTN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 23, 2023, in connection with the new Securities and Exchange Commission rules regarding universal proxy cards and a periodic review of the bylaws of SpartanNash Company (the “Company”), the Company’s board of directors (the “Board”) unanimously adopted Amended and Restated Bylaws of the Company (the bylaws, as so amended and restated, the “Amended and Restated Bylaws”), effective immediately.

The Amended and Restated Bylaws, among other things:

•
Clarify the powers of the Board and the Chair to postpone, reschedule or cancel any such meeting for any reason or no reason, and to regulate conduct at shareholder meetings.
•
Expressly contemplate shareholder meetings held solely by means of remote communication in accordance with Section 405 of the Michigan Business Corporation Act.
•
Provide for emergency bylaws to be operative during any emergency, disaster or catastrophe or other similar emergency condition as a result of which a quorum of the Board or a committee cannot be convened for action.
•
Clarify the manner in which special meetings of the Board may be called, including providing that special meetings may be called only by the Board, unless otherwise provided under Michigan law or the Company’s Articles of Incorporation.
•
Enhance procedural mechanics and disclosure requirements in connection with shareholder nominations of directors and submissions of shareholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at shareholder meetings including: to require additional background information and disclosures regarding nominating or proposing shareholders, proposed nominees and other persons associated with nominating or proposing shareholders and to require updates of such disclosures; to address matters relating to Rule 14a-19 under the Exchange Act; to clarify that the number of nominees a shareholder may nominate for election at a meeting may not exceed the number of directors to be elected at such meeting; and preclude shareholders from making additional or substitute nominations following the expiration of applicable time periods.
•
Provide that any shareholder soliciting proxies from other shareholders use a proxy card color other than white.
•
Provide that the Chair and Vice Chair(s) of the Board are not officer positions.
•
Make various other updates, including ministerial and conforming changes.

The foregoing summary of the amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits: The following document is attached as an exhibit to this report on Form 8-K:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of SpartanNash Company, effective as of August 23, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2023	SpartanNash Company

	By:	/s/ Ileana McAlary
Ileana McAlary Executive Vice President, Chief Legal Officer and Corporate Secretary